UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2021
______________________

IHS MARKIT LTD.
(Exact name of registrant as specified in its charter)

Bermuda	001-36495	98-1166311
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4th Floor, Ropemaker Place
25 Ropemaker Street
London, England
EC2Y 9LY
(Address of principal executive offices and zip code)

+44 20 7260 2000
(Registrant's telephone number, including area code)

Former name or former address, if changed since last report: Not Applicable
______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Shares, $0.01 par value per share	INFO	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 5, 2021, the Company held its 2021 Annual General Meeting of Shareholders (the “Annual Meeting”) virtually via the Internet.

At that meeting, the shareholders considered and acted upon three proposals pursuant to the Notice of Annual General Meeting of Shareholders and as described in more detail in the Company’s definitive proxy statement for the Annual Meeting dated March 25, 2021 (the “Proxy Statement”).

Of the 423,744,233 common shares issued and outstanding as of March 9, 2021 (the “Record Date”), the holders of 366,881,104 common shares (including 25,219,470 common shares held by Markit Group Holdings Limited Employee Benefit Trust (the “EBT”)) were represented at the Annual Meeting either virtually via the internet or by proxy, constituting quorum. As disclosed in the Proxy Statement, the EBT voted the IHS Markit common shares held by the EBT on each proposal at the Annual Meeting in accordance with the percentages voted by other holders of IHS Markit common shares on such proposal.

Proposal 1: Election of Directors

By the final vote described below, the shareholders elected the following thirteen individuals as directors to serve until the 2022 Annual General Meeting of Shareholders or until their respective offices shall otherwise be vacated pursuant to the Company’s bye-laws.

Director	For	Against	Abstain	Broker Non-Votes
Lance Uggla	327,999,534	15,549,332	1,651,634	21,680,604
John Browne (The Lord Browne of Madingley)	343,587,104	1,366,677	246,719	21,680,604
Dinyar S. Devitre	343,814,687	1,241,611	144,202	21,680,604
Ruann F. Ernst	339,935,593	5,115,374	149,533	21,680,604
Jacques Esculier	344,651,696	317,531	231,273	21,680,604
Gay Huey Evans	344,710,566	277,444	212,490	21,680,604
William E. Ford	338,840,372	6,151,045	209,083	21,680,604
Nicoletta Giadrossi	325,731,123	19,261,966	207,411	21,680,604
Robert P Kelly	344,372,381	686,769	141,350	21,680,604
Deborah Doyle McWhinney	344,675,986	378,067	146,447	21,680,604
Jean-Paul L. Montupet	339,862,728	5,184,332	153,440	21,680,604
Deborah K. Orida	344,556,680	434,318	209,502	21,680,604
James A. Rosenthal	344,631,268	397,043	172,189	21,680,604

Proposal 2: Vote on the Compensation of Our Named Executive Officers

By the final vote described below, the shareholders approved on an advisory (non-binding) basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement.

For	Against	Abstain	Broker Non-Votes
330,856,374	13,917,141	426,985	21,860,604

Proposal 3: Approval of the Appointment of Independent Registered Public Accountants

By the final vote described below, the shareholders approved the appointment of Ernst & Young LLP as the Company’s independent registered public accountants until the close of the next Annual General Meeting of Shareholders and authorized the Company’s Board of Directors, acting by the Audit Committee, to determine the remuneration of the independent registered public accountants.

For	Against	Abstain	Broker Non-Votes
356,566,922	10,219,459	94,723	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

IHS MARKIT LTD.

Date: May 5, 2021	By:	/s/ Sari Granat
Sari Granat
Executive Vice President, Chief Administrative Officer, and General Counsel